Provisions for liabilities	12 Months Ended
Dec. 31, 2025
Disclosure of other provisions [abstract]
Provisions for liabilities	24 Provisions for liabilities

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	Approved Plans in Canada £m	Other provisions £m	Total £m
1 January 2025	65	42	44	6,203	761	7,115
Differences on exchange	2	(3)	—	(168)	7	(162)
Provided in respect of the year*	24	8	—	(708)	229	(447)
Transferred to Canada Settlement Payable (Note 25)	—	—	—	(85)	—	(85)
Discounting	—	—	—	112	3	115
Utilised during the year	(36)	(12)	(3)	(2,560)	(156)	(2,767)
31 December 2025	55	35	41	2,794	844	3,769
Analysed on the balance sheet as
– current	37	11	3	—	557	608
– non-current	18	24	38	2,794	287	3,161
	55	35	41	2,794	844	3,769

	Restructuring of existing businesses £m	Employee-related benefits £m	Fox River £m	The Approved Plans in Canada £m	Other provisions £m	Total £m
1 January 2024	139	42	44	—	774	999
Differences on exchange	(5)	(2)	—	—	(57)	(64)
Provided in respect of the year*	(15)	15	—	6,203	111	6,314
Utilised during the year	(54)	(13)	—	—	(67)	(134)
31 December 2024	65	42	44	6,203	761	7,115
Analysed on the balance sheet as
– current	33	11	2	2,456	542	3,044
– non-current	32	31	42	3,747	219	4,071
	65	42	44	6,203	761	7,115
Note:
*Amounts provided above are shown net of reversals of unused provisions which include reversals of £29 million (2024: £21 million) for restructuring of existing businesses, £14 million (2024: £12 million) for employee benefits, £919 million for the Approved Plans in Canada (2024: nil) and £193 million (2024: £412 million) for other provisions. Included in the £412 million in 2024 was an amount of £270 million related to interest provision for FII GLO which was reclassified to trade and other payables in 2024.
Restructuring of existing businesses
The restructuring provisions relate to the restructuring costs incurred and reported as adjusting items. The principal restructuring activities in 2025 are described in note 7 and primarily include the cost of employee packages and other operating expenses associated with the Dhaka factory closure in Bangladesh.
Provisions associated with redundancy packages are determined based on termination packages offered in each country. Restructuring of existing businesses provisions also include long-term social plans associated with redundancy programmes from previous years, mainly in relation to Quantum. The long-term social plans primarily relate to social plans in Germany, which span over several years and are based on actuarial calculations. These are discounted to present value using Central Bank rates. We do not consider the effect of discounting to be material. The provisions for long-term social plans include future payments related to contracts that are already fixed. Given that there is little or no variability expected in the timing and amount of the payments, no additional risk has been incorporated in the discounting. While some elements of the non-current provisions of £18 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 99% of these non-current provisions will unwind within five years.
Employee-related benefits
Employee-related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, ‘jubilee’ payments due after a certain service period and expected payments associated with long-term disability. The majority of these provisions are calculated by actuaries. It is estimated that approximately 59% of the non-current provisions of £24 million will unwind within five years.
Fox River
A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects entered into a funding agreement; the details of this agreement are explained in note 31. Under this agreement, no payments were made in 2025 (2024: payments of less than £1 million). In 2025, the Group incurred legal costs of £3 million which were also charged against the provision. It is expected that the non-current provision will unwind within five years.
The Approved Plans in Canada
CCAA Proceedings
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’ Creditors
Arrangement Act (CCAA). Under a confidential court supervised mediation process, ITCAN began the process of negotiating a possible settlement of all of its outstanding tobacco litigation in Canada while continuing to run its business in the normal course. On 17 October 2024, the court-appointed mediator and monitor filed a proposed plan of compromise and arrangement in the Ontario Superior Court of Justice. Substantially similar proposed plans were also filed for RBH and JTIM (collectively, the Proposed Plans).
Under the Proposed Plans, ITCAN, RBH and JTIM (the Companies) would pay an aggregate settlement amount of CAD$32.5 billion (£17.6 billion at 31
December 2025 rate of exchange) (the Global Settlement Amount). This amount would be funded by:
–an upfront payment equal to all the Companies' cash and cash equivalents on hand (including investments held at fair value) plus certain court deposits
(subject to an aggregate industry holdback of CAD$750 million (£407 million at 31 December 2025 rate of exchange)) plus 85% of any cash tax refunds that may be received by the Companies on account of the upfront payments; and
–annual payments based on a percentage (initially 85%, reducing over time) of each of the Companies’ net income after taxes, based on amounts generated from all sources, excluding New Categories, until the aggregate settlement amount is paid. The performance of ITCAN’s New Categories (including vapour products and nicotine pouches) is not included in the basis for calculating the annual payments.
On 31 October 2024, the court granted the Claims Procedure Orders and Meeting Orders. In accordance with the Meeting Order, a creditors' meeting was held on 12 December 2024 and the Proposed Plans were approved by the requisite majorities of the creditors. A sanction hearing took place between 29-31
January 2025. During the sanction hearing, the court was asked to sanction the Proposed Plans. Motions for orders to amend elements of the Proposed Plans were presented on 27 February 2025. The requested amendments to the Proposed Plans resulted in allocating the cash holdback of CAD$750 million
(£407 million at 31 December 2025 rate of exchange) from the upfront payment to RBH. On 3 March 2025, the court approved that the Proposed Plans be amended accordingly (the Amended Plans).
On 6 March 2025, the court sanctioned the Amended Plans, herein referred to as the Approved Plans. In this sanction order, the court also extended the Stays of litigation up to the implementation date of the Approved Plans.
On 29 August 2025 following completion of a number of administrative steps, the Approved Plans were implemented and ITCAN exited the CCAA process.
In the second half of 2025, the anticipated upfront payment was paid into the Global Settlement Trust Account as the Upfront Cash Contribution of the
Global Settlement Amount. Refer to the ‘Upfront payments’ section below for further information.
The Approved Plan for ITCAN resolves all Canadian tobacco litigation and provides a full and comprehensive release to ITCAN, BAT p.l.c. and all related companies for all past, present and future tobacco claims in Canada.
Upfront payment
As outlined in the Approved Plan, ITCAN is required to pay into the Global Settlement Trust Account, cash and cash equivalents on hand and investments held at fair value in Canada plus certain court deposits. At 31 December 2024, a provision of CAD$4,423 million (£2,456 million) was recognised in relation to this liability. As a result of the Approved Plan for ITCAN being sanctioned, the provision was increased and CAD$4,768 million (£2,560 million) was paid in the second half of 2025. In addition, CAD$758 million (£411 million at 31 December 2025 rate of exchange) previously paid into escrow between
2015 and 2017 and expensed by the Group in 2019 was transferred, and CAD$6 million (£3 million) in insurance settlements were also paid into the Global
Settlement Trust Account. The total ITCAN Upfront Cash Contribution deducted from the Global Settlement Amount of CAD$32.5 billion (£17.6 billion at
31 December 2025 rate of exchange), including amounts previously paid into escrow, is therefore CAD$5,532 million (£3,000 million).
Future payments
As the terms of the Approved Plans dictate, there is no predetermined amount that ITCAN or any of the Companies individually are required to pay. ITCAN and the other Companies are required to make annual payments based on a percentage of net income after tax generated from all sources, excluding New
Categories, until the Companies settle the liability in full. In accordance with IAS 37, a provision has been recognised to reflect management's best estimate of ITCAN's total payments under the Approved Plans. The provision is based on management’s best estimate using a five-year cash flow forecast that incorporates certain assumptions used in the value-in-use model and which are used to support the carrying value of the Canadian CGU for goodwill impairment testing purposes, such as the rate at which volumes will decline, future pricing plans and terminal decline. In addition, certain assumptions specific to the provision have been incorporated including the future financial performance of each of the Companies (excluding New Categories), enacted tax laws and the pre-tax discount rate. A pre-tax discount rate of 3.86% (2024: 3.27%) reflecting the risk free rate specific to Canada and aligned with the anticipated timeline for the payments has been used to calculate the present value of the provision. At 31 December 2025, the provision is
CAD$5,152 million (£2,794 million) (2024: CAD$6,750 million (£3,747 million)).
Management uses judgement to determine the key assumptions used to calculate the present value of the provision. Changes to key assumptions can significantly impact the amount expected to be paid and the years over which payments are expected to be made. During 2025, based on revisions to the provision, a net credit of £708 million was recognised as an adjusting item in profit from operations in the income statement. In light of the revised forecast of the Canadian business to reflect the current difficult trading environment, the key assumptions used to calculate the provision are the rate at which volumes will decline, future pricing plans and the discount rate. The impact of reasonably possible changes to these key assumptions on an individual basis, based on the liability at 31 December 2025, has been outlined below:
–Rate at which volumes will decline: If the rate at which volumes decline increases by a further 3% the provision is expected to decrease by £415 million.
However, if the rate of volume decline is 3% lower than management’s current forecast the provision would be expected to increase by £282 million;
–Execution of future pricing plans: ITCAN’s future pricing plans are incorporated into the calculation of the provision. Pricing delivery is subject to competitive actions and the relative pricing positions of brands and may vary depending on the competitive market conditions. If ITCAN’s pricing delivery is between 60% to 120% of the base assumptions, the provision would decrease by £244 million or increase by £94 million, respectively; and
–Discount rate: If the discount rate used to calculate the present value of the provision decreased by 1% then the provision would increase by £330 million.
However, if the discount rate increased by 1%, the provision would decrease by £273 million.
The above sensitivities have been considered in isolation and a combination of changes in several assumptions, including the future financial performance of each of the Companies (excluding New Categories), may materially impact the provision.
The first payment of the annual contribution has been calculated using the 2025 financial results of ITCAN (from 1 August to 31 December 2025) and a payable of CAD$156 million (£85 million) has been recognised with a corresponding release of the provision. The annual contribution payable will be settled on 30 July 2026. The payments will continue until the aggregate settlement amount is paid. It is expected that payments will continue for at least 40 years.
The provision is reviewed on a bi-annual basis and revised to reflect changes resulting from reversals, the unwinding of the discount and changes in assumptions. The revisions of the provision are recognised in the income statement as an adjusting item.
Refer to note 31 for further information in relation to Canada litigation.
Other
Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and amounts in respect of supplier, excise and other disputes. The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided.
In accordance with IFRS 15 Revenue from Contracts with Customers, sales return provisions are recognised based on a reasonable estimate of likely returns.
In 2025, the sales return provision, included in other provisions, was £104 million (2024: £106 million).
Included in other provisions there is a provision of £82 million (2024: £51 million) for deferred consideration in relation with the acquisition of Beni Oral
Nicotine LLC. The consideration is up to US$200 million (£160 million), deferred for five years and subject to the achievement of certain milestones. The fair value of the contingent consideration has been determined using a Monte Carlo simulation for the different scenarios and discounted. Refer to note 27(a)
for more details.
Other provisions also include:
(i) provisions of £240 million (2024: £113 million) for interest on tax exposures;
(ii) a provision of £54 million recognised by BAT Brazil (2024: £77 million) in relation to litigation-related deposits as explained in note 17 and an amount of
£45 million (2024: £37 million) recognised by BAT Brazil in relation to a legal case over whether a 10% tax imposed on a tax benefit associated with investment grants by the Rio de Janeiro State was constitutional (as explained in note 6(k)); and
(iii) a provision of £36 million (2024: £59 million) related to an excise assessment of activities undertaken in the Ploiesti factory in Romania.